                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report:  June 27, 1997
                Date of Earliest Event Reported:  June 24, 1997



                      AMERICAN CABLE TV INVESTORS 5, LTD.
                 -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Colorado                        0-16784                        84-1048934
------------                  -----------                  ----------------
(State of                     (Commission                    (IRS Employer
formation)                    File Number)                 Identification #)


                 5619 DTC Parkway, Englewood, Colorado   80111
                 ---------------------------------------------
                    (Address of Principal Executive Offices)



                                 (303) 267-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
-------  ------------------------------------

     On June 24, 1997, the Partnership consummated the sale of its cable television system located in and around Lower Delaware (the "Lower Delaware System") to Mediacom Delaware LLC, an unaffiliated third party, for an unadjusted sales price of $43.1 million (the "Lower Delaware Sale").

     As previously reported, in April 1997 the Partnership sold its cable television systems located in and around Shelbyville and Manchester, Tennessee (the "Southern Tennessee System") and St. Mary's County, Maryland (the "St. Mary's System"). The Southern Tennessee System was sold to Rifkin Acquisition Partners, L.L.L.P., an unaffiliated third party, for an unadjusted sales price of $19.8 million (the "Southern Tennessee Sale") on April 1, 1997. The St. Mary's System was sold to Gans Multimedia Partnership, an unaffiliated third party, for an unadjusted sales price of $30.6 million (the "St. Mary's Sale") on April 16, 1997. The Lower Delaware Sale, the St. Mary's Sale and the Southern Tennessee Sale are collectively referred to herein as the "Sales Transactions."

     The Sales Transactions were approved by the limited partners of the Partnership (the "Limited Partners") at a special meeting (the "Special Meeting") that occurred on March 26, 1997.

     Assuming the Sales Transactions had occurred on March 31, 1997, it is estimated that the pro forma net cash proceeds available for distribution to Limited Partners would have been approximately $388 per $500 unit ("Unit") of limited partnership interest (the "Pro Forma Distribution Per Unit"). The Pro Forma Distribution Per Unit, which is based upon the Partnership's historical financial position at March 31, 1997, has not been reduced for any non-resident state income taxes that may be required to be withheld by the Partnership, does not reflect any reserves for contingent liabilities that might arise subsequent to the date of this Current Report on Form 8-K and is based on various assumptions with respect to transaction related costs, sales price adjustments and other matters. Accordingly, the actual amounts distributed to Limited Partners will vary from the Pro Forma Distribution Per Unit to the extent that the Partnership's March 31, 1997 financial position and/or the aforementioned assumptions do not reflect actual amounts or conditions on the date of distribution.

     The Partnership anticipates that it will make distributions to its partners during the third quarter of 1997. The record date for such distributions will be July 1, 1997. There is no assurance as to the timing or amount of such distributions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

(a)  Financial Statements
     --------------------

     None.

(b)  Pro Forma Financial Information
     -------------------------------

     American Cable TV Investors 5, Ltd.

            Pro Forma Condensed Balance Sheet,
                March 31, 1997 (unaudited)

            Pro Forma Condensed Statement of Operations,
                Three months ended March 31, 1997 (unaudited)

            Pro Forma Condensed Statement of Operations,
                Year ended December 31, 1996 (unaudited)

            Notes to Pro Forma Condensed Financial Statements,
                March 31, 1997 and December 31, 1996 (unaudited)

(c)  Exhibits
     --------

     10.1 Asset Purchase Agreement by and between American Cable TV Investors 5, Ltd. and Gans Multimedia Partnership dated as of November 27, 1996, incorporated by reference to the Partnership's Current Report on Form 8-K filed February 11, 1997.

     10.2 Asset Purchase Agreement by and between American Cable TV Investors 5, Ltd. and Rifkin Acquisition Partners, L.L.L.P. dated as of November 29, 1996, incorporated by reference to the Partnership's Current Report on Form 8-K filed February 11, 1997.

     10.3 Asset Purchase Agreement by and between American Cable TV Investors 5, Ltd. and Mediacom LLC dated as of December 24, 1996, incorporated by reference to the Partnership's Current Report on Form 8-K filed February 11, 1997.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                AMERICAN CABLE TV INVESTORS 5, LTD.
                                (A Colorado Limited Partnership)


                                By:   TCI VENTURES FIVE, INC.,
                                      Its General Partner



Date:  June 27, 1997            By:   /s/ Gary K. Bracken
                                      -----------------------------
                                      Gary K. Bracken
                                      Vice President and Controller
                                      (Principal Accounting Officer)

                        PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed balance sheet of the Partnership as of March 31, 1997 assumes that the consummation of the Sales Transactions and related distributions to partners had occurred as of such date. The following unaudited pro forma condensed statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 assume that such events had occurred as of January 1, 1996.

     Certain calculations of the Pro Forma Distribution Per Unit are included in note (d) to the unaudited pro forma condensed financial statements. Such pro forma calculations, which are based upon the Partnership's historical financial position at March 31, 1997, have not been reduced for any non-resident state income taxes that may be required to be withheld by the Partnership, do not reflect reserves for any contingent liabilities that might arise subsequent to the date of this Current Report on Form 8-K and are based on various assumptions with respect to transaction related costs, sales price adjustments and other matters. Accordingly, the actual amounts distributed to the Partnership's partners will vary from the pro forma distribution amounts to the extent that the Partnership's March 31, 1997 financial position and/or the aforementioned pro forma assumptions do not reflect actual amounts or conditions on the date of distribution.

     The unaudited pro forma information does not purport to be indicative of the financial position or results of operations that actually would have been obtained if all of the Sales Transactions actually had occurred as of the dates indicated. These unaudited pro forma condensed financial statements should be read in conjunction with the Partnership's historical financial statements appearing in the Partnership's December 31, 1996 Annual Report on Form 10-K and March 31, 1997 Quarterly Report on Form 10-Q.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

                       Pro Forma Condensed Balance Sheet

                                 March 31, 1997
                                  (unaudited)



                                                                Pro forma adjustments
                                                      ------------------------------------------
                                                        Southern                       Lower          Other
                                    Partnership        Tennessee     St. Mary's      Delaware       pro forma    Partnership
                                    historical            Sale          Sale           Sale        adjustments    pro forma
                                    -----------       ------------  -------------  -------------  -------------  -----------
Assets                                                             amounts in thousands
------
Cash                                    $ 5,262       18,758  (b)   29,256  (b)    40,363  (b)    (78,305) (d)         5,262
                                                      (8,000) (b)                                    (945) (b)
                                                      (1,127) (b)
Receivables, prepaids and other
 assets, net                              1,210          (45) (b)     (160) (b)       (92) (b)          --               913
Property and equipment, net              37,629       (4,869) (a)  (11,301) (a)   (12,458) (a)          --             9,001
Franchise costs and other
 intangibles, net                        26,919         (381) (a)   (8,623) (a)    (8,459) (a)          --             9,456
                                        -------      -------        ------        -------         --------            ------

                                        $71,020        4,336         9,172         19,354          (79,250)           24,632
                                        =======      =======        ======        =======         ========            ======

Liabilities and Partners' Equity
----------------------------------

Cash overdraft                          $   955           --             --            --               --               955
Payables, accruals and other
 liabilities                              2,976       (1,127) (b)     (392) (b)      (948) (b)          --               391
                                                        (118) (b)
Debt                                      8,000       (8,000) (b)       --             --               --                --
                                        -------      -------       -------        -------         ---------           ------

         Total liabilities               11,931       (9,245)         (392)          (948)              --             1,346

Partners' equity                         59,089       13,581 (c)     9,564 (c)     20,302 (c)      (78,305) (d)       23,286
                                                                                                      (945)  (c)
                                        -------      -------       -------        -------         ---------           ------

                                        $71,020        4,336         9,172         19,354          (79,250)           24,632
                                        =======      =======        ======        =======         ========            ======

See accompanying notes to pro forma condensed financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

                  Pro Forma Condensed Statement of Operations

                       Three months ended March 31, 1997
                                  (unaudited)



                                                                   Pro forma adjustments
                                                         --------------------------------------------
                                                         Southern                            Lower
                                        Partnership     Tennessee        St. Mary's        Delaware       Partnership
                                         historical        Sale             Sale             Sale          pro forma
                                        ------------    ----------      ------------     ------------     ------------

Revenue                                 $     7,123           (990) (a)      (1,857) (a)      (2,218) (a)        2,058

Operating costs and expenses:
 Programming, operating,
   selling, general and
   administrative                             4,753           (543) (a)      (1,132) (a)      (1,254) (a)        1,824
 Depreciation and amortizationzation
   amortization                               3,295           (277) (a)        (894) (a)      (1,231) (a)          893
                                        -----------     ----------      -----------      -----------        ----------
                                              8,048           (820)          (2,026)          (2,485)            2,717
                                        -----------     ----------      -----------      -----------        ----------

    Operating loss                             (925)          (170)             169              267              (659)
                                        -----------     ----------      -----------      -----------        ----------

Interest income (expense), net                 (123)           135 (e)           --               --                12
                                        -----------     ----------      -----------      -----------        ----------

  Net loss                                  $(1,048)           (35)             169              267              (647)
                                        ===========     ==========      ===========      ===========        ==========

Pro forma net loss per Unit                                                                                     $(3.20)
                                                                                                            ===========


See accompanying notes to pro forma condensed financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

                  Pro Forma Condensed Statement of Operations

                          Year ended December 31, 1996
                                  (unaudited)



                                                                   Pro forma adjustments
                                                         --------------------------------------------
                                                         Southern                            Lower
                                        Partnership     Tennessee        St. Mary's        Delaware         Partnership
                                         historical        Sale             Sale             Sale            pro forma
                                        ------------    ----------      ------------     ------------       ------------
Revenue                                      $28,108        (3,868) (a)       (6,855) (a)      (8,997) (a)         8,388

Operating costs and expenses:
 Programming, operating,
   selling, general and
   administrative                             17,732        (2,032) (a)       (4,290) (a)      (4,563) (a)         6,847
 Depreciation and amortization
   amortization                               14,932        (1,423) (a)       (4,153) (a)      (5,437) (a)         3,919
                                        ------------    ----------      ------------     ------------       ------------
                                              32,664        (3,455)           (8,443)         (10,000)            10,766
                                        ------------    ----------      ------------     ------------       ------------


    Operating loss                            (4,556)         (413)            1,588            1,003             (2,378)

Interest income, net                             192           302 (e)            --               --                494
Share of earnings of Newport News
 News Cablevision
 Associates, L.P.                             39,995            --                --               --             39,995
                                        ------------    ----------      ------------     ------------       ------------

  Net earnings                               $35,631          (111)            1,588            1,003             38,111
                                        ============    ==========      ============     ============       ============

Pro forma net earnings per Unit                                                                             $     188.64
                                                                                                            ============


See accompanying notes to pro forma condensed financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

                      March 31, 1997 and December 31, 1996
                                  (unaudited)

(a) Represents the elimination of the historical cost of the property, equipment, franchise costs and other intangibles and the elimination of the results of operations for the cable television systems which are part of the Sales Transactions.

(b) Represents the net cash proceeds from the Sales Transactions calculated as follows (amounts in thousands):

                                    Southern                  Lower
                                   Tennessee   St. Mary's   Delaware
                                      Sale        Sale        Sale       Total
                                   ----------  -----------  ---------  ---------

    Unadjusted sales price (1)       $19,750       30,637     43,100     93,487
    Purchase price
     adjustments (2)                     (88)          --       (513)      (601)
    Payment of 3% disposition
     fee                                (593)        (919)    (1,293)    (2,805)
    Payment of sales tax (3)            (238)        (230)       (75)      (543)
    Net working capital
     adjustments (4)                     (73)        (232)      (856)    (1,161)
                                     -------   ----------     ------    -------

    Net cash proceeds before
     unallocated costs and
     other payments                  $18,758       29,256     40,363     88,377
                                     =======   ==========     ======

    Repayment of Partnership's
     debt (5)                                                            (8,000)
    Repayment of amounts
     due to related parties (6)                                          (1,127)
    Payment of other transaction
     costs (7)                                                             (945)
                                                                        -------

    Net cash proceeds (8)                                               $78,305
                                                                        =======

     (1) Pursuant to the asset purchase agreements, $2,337,173 of such sales price have been placed in escrow and are subject to indemnifiable claims by the respective buyers for up to one year following consummation. Because the Partnership knows of no reason that the escrow requirements would result in a material sales price adjustment, the sales prices set forth above assume that 100% of such escrowed amounts had been received as of March 31, 1997.

                                                                     (continued)

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

     (2)  Represents actual preliminary purchase price adjustments.

     (3)  Represents the Partnership's share of state sales tax.

     (4) Represents sales price adjustments attributable to receivables, prepaid expenses, other assets, payables, accruals and other liabilities. It has been assumed that cash held by the Partnership's cable television systems, net of any cash overdraft positions, would be retained by the Partnership as a prudent reserve. Accordingly, cash held by the Partnership's cable television systems has been excluded in determining net working capital adjustments.

     (5) Represents the repayment of the Partnership's bank debt with proceeds from the Southern Tennessee Sale.

     (6) Represents the repayment of amounts due TCI Communications, Inc. and its affiliates with proceeds from the Southern Tennessee Sale.

     (7) Represents costs for legal fees, fairness opinions, printing, accounting and other fees.

     (8) Amount does not include any other available cash held by the Partnership.

(c) Represents the gain on the Sales Transactions calculated as follows (amounts in thousands):

                                     Southern                  Lower
                                    Tennessee   St. Mary's   Delaware
                                       Sale        Sale        Sale       Total
                                    ----------  -----------  ---------  ---------

    Unadjusted sales price (1)        $19,750       30,637     43,100     93,487
    Purchase price
     adjustments (2)                      (88)          --       (513)      (601)
    Payment of 3% disposition
     fee                                 (593)        (919)    (1,293)    (2,805)
    Payment of sales tax (3)             (238)        (230)       (75)      (543)
    Net book value of property,
     equipment, franchise costs
     and other intangibles             (5,250)     (19,924)   (20,917)   (46,091)
                                      -------      -------    -------   --------

    Gain before unallocated costs     $13,581        9,564     20,302     43,447
                                      =======      =======    =======

    Payment of other transaction
     costs (4)                                                              (945)
                                                                        --------

    Gain                                                                $ 42,502
                                                                        ========

   (1)  See (1) in note (b) above.

   (2)  See (2) in note (b) above.

   (3)  See (3) in note (b) above.

   (4)  See (7) in note (b) above.

                                                                     (continued)

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

Distribution of Net Cash Proceeds
---------------------------------

(d) Pursuant to the Partnership's limited partnership agreement, cash from sales shall be distributed 99% to the Limited Partners and 1% to the general partners until cumulative distributions to the Limited Partners are equal to the Limited Partners' aggregate contributions ("Payback") plus 6% per annum, and thereafter, 25% to the general partners and 75% to the Limited Partners. The Partnership anticipates that cumulative distributions to Limited Partners from the Sales Transactions will not reach Payback plus 6% per annum. Based on the foregoing, the aggregate net cash proceeds set forth in note (b) would be distributed to each class of partners as follows (amounts in thousands, except Unit amounts):

    General Partners                 $    783
    Limited Partners                   77,522
                                     --------

                                     $ 78,305
                                     ========

    Pro Forma Distribution Per Unit  $    388
                                     ========

    Units Outstanding                 200,005
                                     ========


     As described in the headnote to these unaudited pro forma condensed financial statements, the actual amounts distributed to the Limited Partners may vary from the foregoing pro forma distribution amounts.

(e) Represents the interest expense on the Partnership's debt, which was repaid with proceeds from the Southern Tennessee Sale.